                                                                       EXHIBIT G
                                                                    TO INDENTURE

                                                                    EXHIBIT 10.4

                     FORM OF SUBSIDIARY SECURITY AGREEMENT
                     -------------------------------------

          SUBSIDIARY SECURITY AGREEMENT, dated as of August ___, 1996 (as may be amended from time to time, the "AGREEMENT"), by and among the Persons named as "Grantors" on the signature pages hereof (each, individually, a "GRANTOR" and all, collectively, the "GRANTORS"), Casino America, Inc., a Delaware corporation (the "CASINO AMERICA"), and Fleet National Bank ("FLEET"), as collateral agent for the Trustee (as defined below) and the Persons that now or in the future are holders of the Notes (as defined below) issued under the Indenture described below (the "HOLDERS") (in such capacity, Fleet National Bank or any successor in such capacity is referred to herein as the "COLLATERAL AGENT").

                                R E C I T A L S
                                - - - - - - - -

          A. Pursuant to the Indenture dated as of the date hereof (as supplemented or otherwise amended from time to time, the "INDENTURE") by and among the Grantor, the Subsidiary Guarantors and Fleet National Bank, as trustee (the "TRUSTEE"), the Grantor will issue ___% Senior Secured Notes due 2003 in an aggregate principal amount of up to $300,000,000 (the "NOTES").

          B. Pursuant to the guarantee included in the Indenture (as may be amended from time to time, the "SUBSIDIARY GUARANTEES"), the Pledgors have guaranteed the obligations of Casino America under the Notes, the Indenture and the other Note Documents to which Casino America is a party.

          C. It is a condition precedent to the issuance of the Notes under the Indenture that a security interest in the Collateral described herein be granted to the Collateral Agent, for the benefit of itself, the Trustee and the Holders (together with their respective successors and assigns, collectively, the "SECURED PARTIES"), as set forth herein.

          D. The parties acknowledge that certain provisions of this Agreement may be subject to the Gaming Laws of certain jurisdictions, including without limitation, Louisiana and Mississippi.

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                   ---------


                        DEFINITIONS AND RELATED MATTERS

          SECTION 1.1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the respective meanings specified in the Indenture. In addition, the following terms with initial capital letters have the following meanings:

          "ACCOUNTS" has the meaning set forth in Section 2.1.

          "ACCOUNT DEBTOR" means any Person who is or who may become obligated to the Grantor on any Receivable.

          "APPROVALS" has the meaning set forth in Section 2.1.10.3.

          "CASH LOADS"  has the meaning set forth in Section 2.1.4.

          "CHARGES" means all federal, state, county, city, municipal or other taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

          "CHATTEL PAPER" has the meaning set forth in Section 2.1.3.

          "CONTRACTUAL OBLIGATIONS" has the meaning set forth in Section 4.6.1.

          "DEPOSIT ACCOUNTS" has the meaning set forth in Section 2.1.5.

          "DOCUMENTS" has the meaning set forth in Section 2.1.10.

          "EQUIPMENT" has the meaning set forth in Section 2.1.8.

          "EVENT OF DEFAULT" has the meaning set forth in Section 5.1.

          "EXCLUDED ASSETS" means, collectively, "Excluded Assets" as defined in the Indenture and "Pledged Collateral" as defined in the Company Pledge Agreement.

          "FOURTH PRIORITY COLLATERAL" means the Collateral comprising the Grand Palais.

          "FIXTURES" has the meaning set forth in Section 2.1.9.

          "GAMING EQUIPMENT" has the meaning set forth in Section 2.1.8.3.

          "GENERAL INTANGIBLES" has the meaning set forth in Section 2.1.12.

          "INVENTORY" has the meaning set forth in Section 2.1.7.

          "MOTOR VEHICLES" means all motor vehicles, tractors, trailers, buses, shuttles and other like property, whether or not title thereto is governed by a certificate of title on ownership.

          "NOTE DOCUMENTS" means the Indenture, the Notes, the Subsidiary Guarantees and the Collateral Documents.

          "NOTES RECEIVABLE" has the meaning set forth in Section 2.1.2.

          "PLEDGED COLLATERAL" has the meaning set forth in Section 4.8.

          "PERMITTED SALES" has the meaning set forth in Section 4.7.

          "PROCEEDS" has the meaning set forth in Section 2.1.16.

          "RECEIVABLES" means Accounts, Notes Receivable, Chattel Paper and other rights to the payment of money.

          "SECOND PRIORITY COLLATERAL" means the Collateral comprising (i) the Isle-Biloxi Hotel; (ii) existing equipment subject to FF&E Financing; (iii) any newly acquired or leased equipment financed with FF&E Financing, (iv) any Collateral subject to Permitted Vessel Liens and (v) Pompano Park.

          "SECURED OBLIGATIONS" has the meaning set forth in Section 2.2.

          "SECURED PARTIES" has the meaning set forth in Recital B.

          "SECURITIES" has the meaning set forth in Section 2.1.11.

          "SECURITY INTEREST" has the meaning set forth in Section 2.1.

          "SUPPLEMENTAL DOCUMENTATION" means financing statements, continuation statements, consents, acknowledgments, warehouse receipts, bills of lading, assignments of accounts, patents, trademarks or copyrights, schedules of Collateral, mortgages and other instruments or documents necessary or requested by the Collateral Agent (i) to create, perfect and maintain perfected a first priority Security Interest (except as otherwise provided in this Agreement) in any Collateral or (ii) so that the Collateral Agent receives all interest, dividends and distributions from time to time paid with respect to, and all Proceeds of, all Collateral the Collateral Agent is entitled to receive hereunder.

          "UCC" means Article 9 (or, with respect to Securities, Article 8) of the Uniform Commercial Code (as amended from time to time) of the State of New York.

          SECTION 1.2. RELATED MATTERS.
                       ---------------

          1.2.1. TERMS USED IN THE UCC. Unless the context clearly otherwise requires, all lower-case terms used and not otherwise defined herein that are used or defined in UCC shall have the same meanings herein.

          1.2.2. CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law or to amendments of any document or law or similar language, regardless of whether such reference includes "as amended," "as may be amended from time to time" or other similar language, shall include any amendments, supplements, replacements, renewals or other modifications, excepting any reference to any agreement, document or law that specifically limits said agreement, document or law to its terms as of the date hereof.

          1.2.3. DETERMINATIONS. Any determination or calculation contemplated by this Agreement that is made by the Collateral Agent shall be final and conclusive and binding upon the Grantor, in the absence of manifest error. References in this Agreement to "determination" by the Collateral Agent include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of the Collateral Agent (or terms of similar import) shall mean "absolute and sole discretion. All consents and other actions of the Collateral Agent contemplated by this Agreement may be given, taken, withheld or not taken in the Collateral Agent's discretion (whether or not so expressed), except as otherwise expressly provided herein

          1.2.4. GOVERNING LAW. Except to the extent otherwise required under applicable law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          1.2.5. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

          1.2.6. SEVERABILITY. If any provision of this Agreement or any Lien or other right hereunder shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

          1.2.7. EXHIBITS AND SCHEDULES. All of the appendices, exhibits and schedules attached to this Agreement shall be deemed incorporated herein by reference.

                                   ARTICLE 2
                                   ---------


                  THE SECURITY INTEREST; SECURED OBLIGATIONS

          SECTION 2.1. SECURITY INTEREST. To secure the payment and performance of the Secured Obligations as and when due, each Grantor hereby grants, conveys, pledges, assigns and transfers to the Collateral Agent for the benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in, all right, title, claim, estate and interest of such Grantor in and to all property and interests in property, other than Excluded Assets, whether now owned and existing or hereafter acquired or arising, and wherever located (such property and interests in property, other than Excluded Assets, being, collectively, the "COLLATERAL"), including the following (except as such constitute Excluded Assets):

          2.1.1. Any and all rights to payment for goods sold or leased or for services rendered, including any such rights evidenced by Chattel Paper, whether due or to become due and whether or not earned by performance (excluding any such rights evidenced by Notes Receivable, the "ACCOUNTS");

          2.1.2. Any and all negotiable instruments, promissory notes, acceptances, drafts, checks, certificates of deposit and other writings that evidence a right to the payment of money by any other Person, including the writings listed on Schedule 2.1.2 (the "NOTES RECEIVABLE");

          2.1.3. Any and all chattel paper, including writings that evidence both a monetary obligation and a security interest in or lease of specific goods (the "CHATTEL PAPER");

          2.1.4. Any and all monies maintained by such Grantor in slot machines, vaults, cages and other locations in any Casino for purposes of operating and reserve cash (the "CASH LOADS").

          2.1.5. Any and all present and future accounts maintained by such Grantor, including all demand, time savings, passbook, certificate of deposit or like accounts maintained by any Grantor at any bank, savings and loans credit union or other similar institution (the "DEPOSIT ACCOUNTS").

          2.1.6. Any and all rights to payment:

                 2.1.6.1. to the extent not included in Accounts, Notes Receivable or Chattel Paper, receivable from any credit card company (such as Visa, Mastercard, American Express and Diner's Club), whether arising out of or relating to the sale of lodging, goods and services by the Grantor or otherwise;

                 2.1.6.2. and payments for hotel room occupancy (and related reservations, tour and junket proceeds, and deposits for convention and party reservations); and

                 2.1.6.3. of money not listed above and any and all rights, titles, interests, securities, Liens and guaranties evidencing, securing, guaranteeing payment of or in any way relating to any Receivables;

          2.1.7. Any and all goods that may at any time be held for sale or lease or to be furnished under any contract of service, be so leased or furnished, or constitute raw materials, work in process, parts, supplies or materials that are or might be used or consumed in a business or in connection with the manufacture, selling or leasing of such goods ("INVENTORY");

          2.1.8. Any and all equipment and other goods (excluding Inventory), including the following personal property (together with all related property described in Section 2.1.12, the "EQUIPMENT"):

                 2.1.8.1. machinery, machine tools, office machinery (including computers, typewriters and duplicating machines), motor vehicles, trailers, rolling stock, motors, pumps, controls, tools, parts, works of art, furniture, furnishings and trade fixtures, all athletic equipment and supplies, and all molds, dies, drawings, blueprints, reports catalogs and computer programs related to any of the above;

                 2.1.8.2. ships, boats, barges and vessels (whether under construction or completed) and including any and all masts, bowsprits, boilers, engines, sails, fittings, anchors, cables, chains, riggings, tackle, apparel, furniture, capstans, outfits, tools, pumps, gears, appliances, fittings and spare and replacement parts and all other appurtenances, accessories and additions, improvements and replacements thereto, whether on board or not on board, in or to any ship, boat, barge or vessel;

                 2.1.8.3. slot machines, electronic gaming devices and related equipment, crap tables, blackjack tables, roulette tables, baccarat tables, keno apparatus, cards, dice, gaming chips and plaques, tokens, chip racks, dealing shoes, dice cups, dice sticks, layouts, paddles, roulette balls and other supplies and items used in connection with gaming operations (collectively, the "GAMING EQUIPMENT"); and

                 2.1.8.4. stones, wood, steel and other materials used or to be used in the building, construction, repair, renovation, refurbishment or otherwise with respect to Improvements (as defined in any mortgage to which the Grantor is a party) or ships, boats, barges or vessels;

          2.1.9. Any and all equipment and fixtures, including machinery, equipment or appliances for generating, storing or distributing air, water, heat, electricity, light, fuel or refrigeration, for ventilating or sanitary purposes, elevators, safes, laundry, kitchen and athletic equipment, trade fixtures, and telephone, television and other communications equipment (the "FIXTURES");

          2.1.10. Any and all documents, whether or not negotiable, including bills of lading, warehouse receipts, trust receipts and the like (the "DOCUMENTS");

          2.1.11. Any and all stocks, bonds, general and limited partnership interests, joint venture interests, limited liability company interests and other securities, subscription rights, options, warrants, puts, calls and other rights with respect thereto, and investment and brokerage accounts (the "SECURITIES"), including those listed on Schedule 2.1.11;

          2.1.12. Any and all general intangibles and contract rights (together with any property listed under Section 2.1.6 above, the "GENERAL INTANGIBLES"), including the following:

                 2.1.12.1. insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property;

                 2.1.12.2. any and all leases of real or personal property, licensing agreements and other contracts (including the contracts listed on Schedule 2.1.12.2), including contracts relating to the construction, management, operation, leasing, sale, maintenance or repair of any expansion, renovation or repair related to a Casino or a Casino Hotel, and all guarantees, warranties, royalties, license fees and rights under such contracts including those described on Schedule 2.1.12.2;

                 2.1.12.3. any and all Governmental Approvals, including permits, licenses, certificates of use and occupancy (or their equivalents) and zoning and other approvals, and tax and other refunds, compensation, awards, payments and relief given or made by any Governmental Authority (including condemnation awards) (the "APPROVALS");

                 2.1.12.4. deposits, surety and other bonds, choses and things in action, goodwill, computer programs, computer software (including all source and object codes, all media of any type or nature on which such source or object codes are reproduced, copied, stored or maintained), technology processes, proprietary information, patents, patent applications, copyrights, copyright applications, trademarks, trademark applications, service marks, trade and other names, trade secrets and customer lists, including the intellectual property rights listed on Schedule 2.1.12.4; and

                 2.1.12.5. any and all architectural and engineering drawings, plans, specifications, studies, reports and other materials, including Project Contracts relating to a Casino or Casino Hotel;

          2.1.13. Any and all books and records (including ledgers, correspondence, credit files, computer software, computer storage media and electronically recorded data) pertaining to the Grantor or any of the foregoing and all equipment, receptacles, containers and cabinets therefor:

                 2.1.14. Any and all accessions, appurtenances, components, repairs, repair parts, spare parts, renewals, improvements, replacements, substitutions and additions to, of or with respect to any of the foregoing;

                 2.1.15. Any and all rights, remedies, powers and privileges of the Grantor with respect to any of the foregoing; and

                 2.1.16. Any and all proceeds and products of any of the foregoing, whether now held and existing or hereafter acquired or arising (collectively, the "PROCEEDS"). Proceeds shall include (i) whatever is now or hereafter received by such Grantor upon the sale, exchange, collection, other disposition or operation of any item of Collateral, whether such proceeds constitute accounts, general intangibles, instruments, securities, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (ii) any items that are now or hereafter acquired by such Grantor with any Proceeds of Collateral, (iii) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Collateral or the business of such Grantor, (iv) all rights to payment and payments for hotel room occupancy (and related reservations) and the sale of services or products in connection therewith and (v) the right to further transfer, including by pledge, mortgage, license, assignment or sale, any of the foregoing, provided that Proceeds shall not include any Excluded Assets.

          SECTION 2.2. SECURED OBLIGATIONS. The Security Interest shall secure the due and punctual payment and performance of any and all present and future obligations and liabilities of each Grantor of every type or description to the Secured Parties:

          2.2.1. arising under or in connection with the Indenture or the Notes, whether for principal, premium (if any), interest, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

          2.2.2. arising under or in connection with this Agreement or any other Note Document, including for reimbursement of amounts that may be advanced or expended by the Collateral Agent (i) to satisfy amounts required to be paid by such Grantor under this Agreement or any other Note Document for claims and Charges, together with interest thereon to the extent provided or (ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or its priority; in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.2 are collectively referred to as the "SECURED OBLIGATIONS").

                                   ARTICLE 3
                                   ---------


                        REPRESENTATIONS AND WARRANTIES

          Each Grantor represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in the Purchase Agreement are true and correct and makes the following additional representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 6.7.

          SECTION 3.1. FILINGS, ETC.

                 3.1.1. Duly executed financing statements containing a correct description of the Collateral have been delivered to the Collateral Agent for filing in every governmental office in every state, county and other jurisdiction in which the principal or any other place of business or the chief executive office of such Grantor, or any portion of the Collateral, is located and in each jurisdiction in which such action is necessary to establish a valid and perfected Lien in favor of the Collateral Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

                 3.1.2. All Pledged Collateral has been delivered to the Collateral Agent to the extent required hereby.

                 3.1.3. Such Grantor has executed and delivered to the Collateral Agent for filing with the United States Patent and Trademark Office a written notice in the form of Exhibit A (a "NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS"), duly completed and executed, with respect to each patent, patent application, trademark, servicemark, trademark application and servicemark application in which such Grantor has an interest.

                 3.1.4. All other Supplemental Documentation necessary to perfect the Security Interest with respect to all Patents, Trademarks and Copyrights (as defined in Section 3.5) has been delivered to the Collateral Agent for filing in the appropriate governmental office.

          SECTION 3.2. LOCATIONS OF COLLATERAL; OFFICES AND NAMES. (i) Such Grantor's chief executive office and principal place of business are located at the addresses set forth on Schedule 3.2, (ii) all other places of business of such Grantor and all other locations at which any tangible Collateral or books and records related to any Collateral are (or during the past four months were) located are set forth on Schedule 3.2, (iii) such Grantor's federal tax identification number is set forth on Schedule 3.2, and (iv) there are no prior or current trade or legal names used to identify such Grantor in its business or in the ownership of its properties other than those set forth on Schedule 3.2.

          SECTION 3.3. TITLE TO COLLATERAL; VALIDITY AND PERFECTION OF SECURITY INTEREST; ABSENCE OF OTHER LIENS.

                 3.3.1. Such Grantor has good and marketable title to, or valid and subsisting leasehold interests in, all Collateral reflected on its financial statements as being owned or leased by it and "rights" in all other Collateral within the meaning of Section 9-203 of the UCC.

                 3.3.2. The Security Interest constitutes a valid and, upon the filing of financing statements covering the Collateral and other documents referred to in Section 3.1 with the appropriate Governmental Authorities or other Persons referred to in such Section, perfected Lien in all of the Collateral and secures payment and performance of the Secured Obligations. The Collateral is free and clear of all Liens other than the Security Interest and other Liens permitted under Section 1011 of the Indenture, except as set forth on Schedule 3.3.

                 3.3.3. Except for financing statements in favor of the Collateral Agent or with respect to Liens permitted under Section 1011 of the Indenture, the Grantor has filed no now-effective financing statement covering the Collateral.

          SECTION 3.4. NOTES RECEIVABLE. Schedule 2.1.2 lists all Notes Receivable of the Grantor. There are no setoffs or counterclaims or disputes existing or asserted with respect to any such Notes Receivable.

          SECTION 3.5. PATENTS, TRADEMARKS AND COPYRIGHTS. Schedule 2.1.12.4 lists all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights and copyright applications (collectively, "PATENTS, TRADEMARKS AND COPYRIGHTS") in which such Grantor has an interest. Except as disclosed on Schedule 2.1.12.4, all Patents, Trademarks and Copyrights are valid and enforceable and such Grantor is the sole and exclusive owner of each of the Patents, Trademarks and Copyrights, free and clear of any Liens other than Liens permitted under Section 1011 of the Indenture (including licenses, shop rights and covenants not to sue listed on Schedule 2.1.12.4).

          SECTION 3.6. NO CONFLICTS OR CONSENTS. Neither the ownership nor the intended use of the Collateral by such Grantor, nor the grant of the security interest by such Grantor to Collateral Agent herein, nor the exercise by Collateral Agent of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation (including without limitation any Gaming Laws), (b) the articles of incorporation, charter, bylaws, operating agreement or partnership agreement of such Grantor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon such Grantor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of such Grantor except as expressly contemplated in the Indenture or the other Note Documents. Except as expressly contemplated in the Indenture or the other Note Documents and as have been heretofore duly given or obtained and remain in full force and effect, no consent, approval, authorization or order of, and no notice to or filing with any court, Governmental Authority (including without limitation any Gaming Authority) or third party is required in connection with the grant by such Grantor of the assignment and security interest herein, the execution, delivery and performance by such

Grantor of this Agreement, or the exercise by Collateral Agent of its rights and remedies hereunder.

     SECTION 3.7. FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, farm products.

     SECTION 3.8. DEPOSIT ACCOUNTS. Schedule 3.8 contains a true and complete description of all Deposit Accounts, maintained on the date hereof by Grantor, as applicable, setting forth the name and address of each bank, savings institution or other depositary institution at which each such account is maintained and stating the title and account number of such account.

     SECTION 3.9. CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. All Chattel Paper, Documents and instruments included in the Collateral are valid and genuine. Any Chattel Paper, Document or instrument included in the Collateral has only one original counterpart which constitutes Chattel Paper within the meaning of the UCC or the law of any applicable jurisdiction. No Person other than such Grantor or the Collateral Agent is in actual or constructive possession of any Chattel Paper, Documents or instruments. The place where such Grantor keeps its Chattel Paper, Documents and instruments (subject to the requirements of Section 4.1 hereof) is such Grantor's chief executive office or chief place of business identified in Section 3.2 hereof.

     SECTION 3.10. ACCOUNTS.

          3.10.1. No amount payable to such Grantor under or in connection with any of its Accounts is evidenced by any instrument or Chattel Paper which has not been delivered to the Collateral Agent.

          3.10.2. The place where such Grantor keeps its records concerning its Accounts is such Grantor's chief executive office or chief place of business identified in Section 3.2 hereof.

          3.10.3. None of the obligors on any Accounts is a Governmental Authority.

     SECTION 3.11. INVENTORY AND EQUIPMENT; FIXTURES. The Inventory and the Equipment of such Grantor are kept at the locations listed on Schedule 3.2. Such Grantor has exclusive possession and control of its Equipment and Inventory and none of the Collateral which constitutes Equipment or Inventory (i) is intended to be kept by such Grantor at any location except the location set forth on
Schedule 3.2 or (ii) has been related to, attached to, or used in connection with any real property so as to constitute a fixture upon such real property, or installed in or affixed to any vessel or other goods so as to be an accession or appurtenance to such vessel or other goods unless such real property, vessel or other goods are included in the Collateral or otherwise subject to a valid and duly perfected Lien in favor of the Collateral Agent. All Inventory has been produced in compliance with all requirements of the Fair Labor Standards Act. All Fixtures owned by such Grantor are located on the real property described on
Schedule 3.11 as being owned or leased by such Grantor.

                                   ARTICLE 4
                                   ---------


                           COVENANTS AND AGREEMENTS

     SECTION 4.1. FURTHER ASSURANCES. Each Grantor shall, at its own expense, perform such acts as may be necessary, or that the Collateral Agent may request at any time, to assure the attachment, perfection and first priority of the Security Interest, except with respect to the Second Priority Collateral and the Fourth Priority Collateral, with respect to which the Security Interest shall be a perfected security interest with a second and fourth priority, respectfully, and to exercise the rights and remedies of the Collateral Agent hereunder or to carry out the intent of this Agreement. Without limitation, each Grantor shall execute and deliver (or cause any third party to execute and deliver) to the Collateral Agent, at any time and from time to time, all Supplemental Documentation, in form and substance acceptable to the Collateral Agent.

     SECTION 4.2. INSPECTION AND VERIFICATION. Each Grantor shall keep or cause to be kept accurate and complete records of the Collateral at such Grantor's chief executive office. The Collateral Agent and its employees and agents shall have the right, at all times during such Grantor's usual business hours upon reasonable notice, to (i) inspect, and verify the quality, quantity, value and condition of, or any other matter relating to, the Collateral, (ii) inspect all records relating thereto and to make (or require such Grantor to provide) copies of such records and (iii) enter upon all premises upon which any of the Collateral is located. Notwithstanding the foregoing, the Collateral Agent shall not contact third parties in making such inspection or verification unless an Event of Default shall then exist.

     SECTION 4.3. POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints (the appointment being irrevocable because it is coupled with an interest) the Collateral Agent and its employees and agents as such Grantor's true and lawful attorneys-in-fact, with full power of substitution, (i) to do all things required to be done by such Grantor under this Agreement or the other Note Documents and (ii) to do all things that the Collateral Agent may deem necessary or advisable to assure the attachment, perfection and priority of the Security Interest or otherwise to exercise the rights and remedies of the Collateral Agent hereunder or carry out the intent of this Agreement, in each case irrespective of whether a Default or Event of Default then exists (except as provided in Section 4.3.5 ) and at such Grantor's expense. Without limitation, the Collateral Agent and its officers and agents shall be entitled to do all of the following, as fully as such Grantor might:

          4.3.1. to sign the name of such Grantor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Collateral Agent, in its discretion, may elect;

          4.3.2. to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership;

          4.3.3. to affix, by facsimile signature or otherwise, the general or special endorsement of such Grantor, in such manner as the Collateral Agent shall deem advisable, to any

Pledged Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment; and

          4.3.4. if such Grantor at any time fails to obtain or maintain any of the policies of insurance on the Collateral as required under Section 1007 of the Indenture, with endorsements as provided therein, or fails to pay any premium in whole or in part when due under such policies, to obtain and maintain such policies of insurance and pay such premiums and take such other action with respect thereto as the Collateral Agent deems advisable.

          4.3.5. during the existence of an Event of Default, without notice to such Grantor and at such time or times as the Collateral Agent in its discretion may determine, in such Grantor's or in the Collateral Agent's name:

                 4.3.5.1. collect any and all amounts due to such Grantor from Account Debtors with respect to Receivables by legal proceedings or otherwise;

                 4.3.5.2. make, settle and adjust any claims under insurance policies and make any decisions with respect thereto; and

                 4.3.5.3. attend and vote at any and all meetings of the holders of Securities and to execute any and all written consents of such holders with the same effect as if such Grantor had personally attended and voted at such meetings or had personally signed such consents.

     The Collateral Agent shall be under no obligation whatsoever to take any of the foregoing actions, and absent bad faith or willful misconduct, the Collateral Agent and its shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken or omitted with respect thereto. A copy of this Agreement and, if applicable, a statement by the Collateral Agent that an Event of Default exists shall be conclusive evidence of the Collateral Agent's right to act under this Section 4.3 as against all third parties.

     SECTION 4.4. CHANGES OF LOCATIONS OF COLLATERAL, OFFICES, NAME OR STRUCTURE. Each Grantor shall not remove any Collateral, books or records to, or keep any Collateral, books or records or do business at, a location not set forth on Schedule 3.2, adopt a trade name or change its name, chief executive office, principal place of business, identity or corporate structure without first giving the Collateral Agent 15 Business Days' prior written notice of such removal, change or adoption.

     SECTION 4.5. PAYMENT OF CHARGES AND CLAIMS. Each Grantor shall pay (i) all Charges imposed upon any Collateral and (ii) all claims (including claims for labor, services and materials) that have become due and payable and, under applicable law, have or may become Liens (other than Liens permitted under Section 1011 of the Indenture) upon any Collateral, in each case before any penalty shall be incurred with respect thereto; provided that, unless foreclosure, levy or similar proceedings shall have commenced, such Grantor need not pay or discharge any such Charges or claims so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as adequate reserves therefor have been established in accordance with GAAP. If any Grantor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 4.5 and asserted against any portion of the Collateral, the Collateral Agent may, at any time and from time to time, in its discretion and without waiving or releasing any obligation of the Grantor under this Agreement or the other Note Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Collateral Agent deems advisable.

     SECTION 4.6. CONTINUING OBLIGATIONS OF EACH GRANTOR; INDEMNITY.

          4.6.1. Each Grantor shall remain liable to observe and perform all agreements and other obligations relating to or included in the Collateral (the "CONTRACTUAL OBLIGATIONS") in accordance with their respective terms. The Collateral Agent shall not have any duty, obligation or liability under or with respect to any such Contractual Obligations, whether by reason or arising out of this Agreement, the receipt by the Collateral Agent of any payment relating to any such Contractual Obligation or otherwise, and each Grantor agrees to indemnify and hold harmless the Collateral Agent from any and all such obligations and liabilities.

          4.6.2. The Collateral Agent shall have no duty of care with respect to the Collateral, except that the Collateral Agent shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided that (i) the Collateral Agent shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which such the Collateral Agent accords its own property, and (ii) the Collateral Agent shall have no obligation to take any actions to preserve rights against other parties or property with respect to any Collateral. Without limitation, the Collateral Agent shall (A) bear no risk or expense with respect to any Collateral and (B) have no duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Pledged Collateral, or to maximize interest or other returns with respect thereto.

          4.6.3. The Collateral Agent may at any time deliver or redeliver the Collateral or any part thereof to any Grantor and the receipt of any of the same by such Grantor shall be complete and full acquittance for the Collateral so delivered, and the Collateral Agent thereafter shall be discharged from any liability or responsibility therefor.

          4.6.4. Each Grantor hereby agrees to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents against any and all claims, actions, liabilities, costs and expenses of any kind or nature whatsoever (including fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder, except to the extent a court holds in a final and nonappealable judgment that they resulted from the gross negligence or willful misconduct of such Persons against and from all such obligations and liabilities.

     SECTION 4.7. SALE OF COLLATERAL; FURTHER ENCUMBRANCES. Each Grantor shall not (i) except for dispositions of Inventory in the ordinary course of such Grantor's business and other dispositions not prohibited by the Indenture or the other Note Documents (collectively,

"PERMITTED SALES") sell, lease or otherwise dispose of any Collateral, or any interest therein, or (ii) grant or suffer to exist any Lien in or on any Collateral (except Liens permitted under Section 1011 of the Indenture) or sign or authorize the filing of any financing statement with respect to any of the Collateral (except with respect to Liens permitted under Section 1011 of the Indenture). Concurrently with any Permitted Sale, the Security Interest shall automatically be released from the Collateral so disposed of; provided, however that the Security Interest shall continue in the Proceeds thereof. If any Collateral, or any interest therein, is disposed of in violation of these provisions, the Security Interest shall continue in such Collateral or interest notwithstanding such disposition, the Person to which the Collateral or interest is being transferred shall be bound by this Agreement, and such Grantor shall deliver all Proceeds thereof to the Collateral Agent to be held as Collateral hereunder.

     SECTION 4.8. DELIVERY OF PLEDGED COLLATERAL. Each Grantor shall deliver to the Collateral Agent, together with appropriate endorsements or documentation of assignment thereof acceptable to the Collateral Agent, any and all Notes Receivable or Chattel Paper having a face amount, negotiable Documents evidencing title to any Collateral having a fair market value, and all certificated Securities having a fair market value, individually or in the aggregate, equal to or greater than $100,000 (collectively, the "PLEDGED COLLATERAL").

     SECTION 4.9. PROTECTION OF SECURITY: NOTICE OF LEVY. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and against all claims and demands and to preserve, protect and defend the Security Interest and the priority thereof, against any adverse Liens not permitted under the Note Documents. Each Grantor will promptly notify the Collateral Agent of any attachment or other legal process levied against any Collateral.

     SECTION 4.10. EQUIPMENT AND FIXTURES.

          4.10.1. Each Grantor, at its expense, shall cause the Equipment and Fixtures to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted.

          4.10.2. Each Grantor will notify the Collateral Agent in writing promptly after material loss or damage caused by fire, wind or other casualty to any Equipment and Fixtures. To the extent required by Section 1014 of the Indenture, all Net Cash Proceeds of any loss, destruction or damage or other Event of Loss (including insurance proceeds) shall be deposited (Net Cash Proceeds to be so deposited are referred to herein as "SPECIFIED NET CASH PROCEEDS") into the Net Cash Proceeds Account (as defined in the Accounts Pledge Agreement) and shall be released to such Grantor or applied to the Secured Obligations as set forth in such Accounts Pledge Agreement.

          SECTION 4.11. CHANGES IN DEPOSIT ACCOUNTS. Without the prior written approval of the Collateral Agent, which approval shall not be unreasonably withheld, no Grantor shall maintain, or permit any of its Subsidiaries to maintain, any Deposit Accounts other than the Deposit Accounts listed on
Schedule 3.8. Each Grantor shall (a) obtain and maintain, in accordance with all applicable law, a first, perfected security interest in favor of the Collateral

Agent, for the benefit of the Secured Parties, in any such Deposit Account approved by the Collateral Agent as provided in this Section 4.11 and (b) defend such security interest against claims and demands of all Persons whomsoever.

     SECTION 4.12. MONIES IN DEPOSIT ACCOUNTS. Except for Cash Loads, each Grantor will not permit any cash, checks, money orders or other cash equivalents to be held by or on behalf of such Grantor other than in a Deposit Account.

                                   ARTICLE 5
                                   ---------


               EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     SECTION 5.1. EVENT OF DEFAULT. The occurrence of one or more "EVENTS OF DEFAULT" (as defined in the Indenture) shall constitute an "EVENT OF DEFAULT."

     SECTION 5.2. REMEDIES. If an Event of Default occurs, then, subject to Gaming Laws, whether or not all the Secured Obligations shall have become immediately due and payable:

          5.2.1. In addition to all its other rights, powers and remedies under this Agreement and applicable law, the Collateral Agent shall have, and may exercise, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by applicable law.

          5.2.2. The Collateral Agent shall have the right, at the Collateral Agent's sole option and as the Collateral Agent in its discretion may deem necessary or advisable to do any or all of the following:

               5.2.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

               5.2.2.2. to enter upon the premises of each Grantor or any other place or places where Collateral is located through self-help and without judicial process, without giving any Grantor notice and opportunity for a hearing on the validity of the Collateral Agent's claim and without any obligation to pay rent;

               5.2.2.3. to inspect and appraise the Collateral and to prepare, repair, assemble or process the Collateral for sale, lease or other disposition;

               5.2.2.4. to remove Collateral to the premises of the Collateral Agent or any other location selected by the Collateral Agent, for such time as the Collateral Agent may desire, for any purpose not prohibited hereby;

               5.2.2.5. to apply any Collateral or any other assets of any Grantor in the possession of the Collateral Agent to the Secured Obligations;

          5.2.2.6. to notify Account Debtors and other obligors on the Collateral that the Collateral has been assigned to the Collateral Agent and that all payments thereon are to be made directly and exclusively to or as specified by the Collateral Agent;

          5.2.2.7. to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

          5.2.2.8. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

          5.2.2.9. to settle, compromise or release, on terms acceptable to the Collateral Agent, in whole or in part, any amounts owing on the Collateral or any insurance thereof or relating thereto or any disputes with respect thereto or such insurance;

          5.2.2.10. to receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Collateral Agent may designate, provided that the Collateral Agent agrees that it will promptly deliver over to such Grantor any such opened mail as does not relate to the Collateral;

          5.2.2.11. to exercise all rights and powers under Contractual Obligations included in the Collateral, including any right of termination; and

          5.2.2.12. to exercise any and all other rights, powers, privileges and remedies of an owner of the Collateral.

     5.2.3. Each Grantor shall, at the Collateral Agent's request, assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent. Each Grantor shall make available to the Collateral Agent all computer and other equipment of the Grantor containing books and records pertaining to the Collateral (and the assistance of the employees of such Grantor having responsibility for such equipment) and allow the Collateral Agent to use such computer and other equipment at no charge for the purpose of obtaining information pertaining to the Collateral, including by making copies of computer and other files and records.

     5.2.4. Until the Collateral Agent is able to effect a sale, lease or other disposition of Collateral or any part thereof, the Collateral Agent shall have the right to use, process or operate the Collateral or any part thereof to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent shall have the right, without notice or demand, either in person or by agent, and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure, waive or affect an Event of Default or notice thereof or invalidate any act done pursuant to such notice.

          5.2.5. The Collateral Agent may, if it so elects, as a matter of strict right and without regard to the then value of the Collateral, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent's remedies with respect to such appointment without prior notice or hearing. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by the court.

          5.2.6. The Collateral Agent shall have the right to sell, lease, or otherwise dispose of all or any Collateral in its then existing condition, or after any further assembly, manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by Section 5.4, in lots or in bulk, for cash or on credit, with or without representations or warranties, all the Collateral Agent, in its discretion, may deem advisable. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Collateral Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such sales for such duration as the Collateral Agent deem necessary or advisable. Neither the Collateral Agent nor the Collateral need be present at any such sales. To the extent necessary or desirable, in the judgment of the Collateral Agent, to enable the Collateral Agent to dispose of Collateral following an Event of Default, the Collateral Agent is authorized, without any obligation for rent, license fees or other charge, to use the supplies, equipment, facilities and space at each Grantor's place of business and is hereby granted a license or other right to use, without charge, the Patents, Trademarks and Copyrights, trade secrets, names, trade names, customer lists, labels, advertising matter, and all property of a similar nature that each Grantor owns or is entitled to use, as it pertains to any Collateral, in preparing, repairing, assembling, processing, advertising for sale or lease or otherwise in connection with the disposition of any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall to such extent and for such purpose inure to the Collateral Agent's benefit. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by applicable law, private sale, and in lieu of actual payment of the purchase price, the Collateral Agent may apply against such purchase price any amount of the Secured Obligations. Each Grantor agrees that any sale of Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section and Section 5.3 shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

     SECTION 5.3. APPLICATION OF PROCEEDS.

          5.3.1. Any cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral following the occurrence of an Event of Default (including insurance proceeds) may be held by the Collateral Agent as Collateral and/or then or at any time thereafter applied as follows:

          5.3.1.1. first, to the Collateral Agent to pay all advances, charges, costs and expenses payable to the Collateral Agent pursuant to Section 6.1; and

          5.3.1.2. second, to pay the Secured Obligations in the order set forth in the Indenture.

          5.3.2. Each Grantor and any other Person then obligated therefor shall pay to the Collateral Agent on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

          5.3.3. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Collateral Agent. The application of proceeds by the Collateral Agent shall be without prejudice to the Collateral Agent's rights as against each Grantor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

          5.3.4. If at any time after an Event of Default any Grantor receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, Notes Receivable or otherwise, such Proceeds shall be received in trust for the Collateral Agent and such Grantor shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Collateral Agent and promptly deliver such Proceeds to the Collateral Agent in the identical form received (with such endorsements or assignments as are appropriate).

     SECTION 5.4. NOTICE OF SALE. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will send or otherwise make available to each Grantor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral with respect to such Grantor is to be made. Each Grantor agrees that any notice required to be given by the Collateral Agent of a sale or other disposition of Collateral, or any other intended action by the Collateral Agent, that is received in accordance with the provisions set forth in Section 6.4 ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to such Grantor. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this Section 5.4.

                                   ARTICLE 6
                                   ---------


                                    GENERAL

     SECTION 6.1. COLLATERAL AGENT'S EXPENSES, INCLUDING ATTORNEYS' FEES. Regardless of the occurrence of a Default or Event of Default, each Grantor agrees to pay to the Collateral Agent any and all advances, charges, costs and expenses, including the reasonable fees and expenses of counsel and any experts or agents, that the Collateral Agent may reasonably incur in connection with (i) the administration of this Agreement, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection or continuation of the Security Interest or protection of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights, powers or remedies of the Collateral Agent under this Agreement or under applicable law (including attorneys' fees and expenses incurred by the Collateral Agent in the collection of Collateral deposited with the Collateral Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding or (v) the failure by any Grantor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the Defaulted Interest rate, if applicable.

     SECTION 6.2. AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by all the Grantors and the Collateral Agent. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

     SECTION 6.3. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Collateral Agent under applicable law, the other Note Documents or otherwise. No failure or delay on the part of any of the Secured Parties in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

     SECTION 6.4. NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6.4, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on
Schedule 6.4.

     SECTION 6.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of each Grantor and the Collateral Agent and their respective successors and assigns. Each Grantor shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

          SECTION 6.6. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Collateral Agent in connection with any bankruptcy, reorganization or similar proceeding involving any Grantor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by the Collateral Agent under any such circumstances, or if the Collateral Agent reasonably elects to return any such payment or proceeds or any part thereof in its discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of any Grantor in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

          SECTION 6.7. CONTINUING SECURITY INTEREST; TERMINATION. Except as otherwise provided in the Indenture with respect to the release of Collateral under certain circumstances, this Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment and performance in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Collateral Agent shall not diminish the right of the Collateral Agent to rely on any such agreements, representations or warranties herein.

          Notwithstanding anything in this Agreement or applicable law to the contrary, the agreements of each Grantor set forth in Sections 4.6.1, 4.6.4 and
6.1 shall survive the payment of all other Secured Obligations and the termination of this Agreement.

          SECTION 6.8. CHOICE OF FORUM.
                       ---------------

               6.8.1. Subject to Section 6.8.2, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in state or Federal courts located in the County of New York, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH GRANTOR WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.8.1.

                  6.8.2. Nothing contained in Section 6.8.1. shall preclude the Collateral Agent from bringing any action or proceeding arising out of or relating to this Agreement in any court not referred to in the courts of any place where any Grantor or any of any Grantor's assets may be found or located. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PARTY'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

          SECTION 6.9. WAIVER AND ESTOPPEL. Except as otherwise provided in this Agreement, each Grantor hereby waives: (i) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Collateral Agent may do in this regard; (ii) notice prior to taking possession or control of any Collateral or any bond or security that might be required by any court prior to allowing the Collateral Agent to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off and (vi) any rights to require the Collateral Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Collateral Agent's power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

          SECTION 6.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts. taken together, shall constitute but one and the same Agreement.

          SECTION 6.11. COMPLETE AGREEMENT. This Agreement, the Indenture, the Notes, and the other Note Documents, together with the exhibits and schedules thereto and hereto, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

          SECTION 6.12. LIMITATION OF LIABILITY. No claim shall be made by any Grantor against the Collateral Agent or the Affiliates, directors, officers, employees or agents of the Collateral Agent for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Note Documents, or any act, omission or event occurring in connection therewith; and such Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 6.13. WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES TO THIS AGREEMENT WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

          [SECTION 6.14. SPECIAL LOUISIANA PROVISIONS. The following provisions shall apply hereto if the remedies of the Secured Parties are determined, by a final and nonappealable ruling of a court of competent jurisdiction, to be governed by the laws of Louisiana. The Collateral Agent shall have the right, upon the occurrence of an Event of Default and in addition to all of its other rights, powers and remedies under this Agreement and applicable law, to cause the Collateral to be seized and sold under Louisiana executory process or under writ of fieri facias issued in execution of an ordinary judgment obtained upon the Secured Obligations, at the Collateral Agent's sole option, without appraisement, appraisement being hereby expressly waived, as an entirety or in portions as the Collateral Agent may determine, to the highest bidder for cash or under such terms as Collateral Agent deems acceptable, and to otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. For purposes of Louisiana executory process, the Grantors acknowledge the Secured Obligations and do hereby CONFESS JUDGMENT thereon and consents that judgment be rendered and signed, whether during the court's term or during vacation, in favor of the Collateral Agent and the Secured Parties for the full amount of the Secured Obligations. Any and all declarations of fact made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. The Grantors hereby waive: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days' delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three days' delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723; (f) the benefit of any other articles of the Louisiana Code of Civil Procedure not specifically mentioned above; and (g) all pleas of division and discussion with respect to the Secured Obligations. In the event the Collateral Agent elects, at its option, to enter suit via ordinaria on the Secured Obligations, in addition to the foregoing confession of judgment, each Grantor hereby waives citation, other legal process and legal delays and hereby consents that judgment for the unpaid principal due on the Secured Obligations, together with interest, attorneys' fees, costs and other charges that may be due as part of the Secured Obligations, be rendered and signed immediately.

          In the event the Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, the Grantors and the Collateral Agent agree that the court issuing any such order shall, if petitioned for by the Collateral Agent, direct the applicable sheriff to appoint as a keeper of the Collateral, the Collateral Agent or any trustee designated by the Collateral Agent or any Person named by the Collateral Agent at the time such seizure is effected. This designation of a keeper will be pursuant to Louisiana Revised Statutes 9:5136-9:5140.2 and the Collateral Agent or its trustee shall be entitled to all the rights and benefits of a keeper afforded thereunder as the same may be amended. The keeper shall be entitled to receive as compensation a reasonable amount to be fixed by the court based upon the keeper's activities and the amounts expended in connection with the management, operation and maintenance of the Collateral. The Collateral Agent shall not be under any obligation to petition such court for the appointment of a keeper.]


                  (remainder of page intentionally left blank)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                              GRANTOR:
                              -------

                              ASMI MANAGEMENT INC., A FLORIDA CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              CSNO, INC., A LOUISIANA CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              GRAND PALAIS RIVERBOAT, INC., A LOUISIANA
                              CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              ISLE OF CAPRI CASINO COLORADO, INC.,
                              A COLORADO CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________

                              LRG HOTELS, L.L.C., A LOUISIANA LIMITED
                              LIABILITY COMPANY.

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              LRGP HOLDINGS, INC., A LOUISIANA CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              LOUISIANA RIVERBOAT GAMING PARTNERSHIP, A
                              LOUISIANA GENERAL PARTNERSHIP

                              BY:  LRGP HOLDINGS, INC., A LOUISIANA
                              CORPORATION AND GENERAL PARTNER OF LOUISIANA
                              RIVERBOAT GAMING PARTNERSHIP

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              P.P.I., INC., A FLORIDA CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________

                              RIVERBOAT CORPORATION OF MISSISSIPPI, A
                              MISSISSIPPI CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE:_____________________________________


                              RIVERBOAT CORPORATION OF MISSISSIPPI--
                              VICKSBURG, A MISSISSIPPI CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              RIVERBOAT SERVICES INCORPORATED, AN IOWA
                              CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________


                              ST. CHARLES GAMING COMPANY, INC., A
                              LOUISIANA CORPORATION

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________

                              COLLATERAL AGENT:

                              FLEET NATIONAL BANK, AS COLLATERAL AGENT

                              BY: _______________________________________

                              NAME: _____________________________________

                              TITLE: ____________________________________

                                                                 SCHEDULE 2.1.2.
                                                                   TO SUBSIDIARY
                                                              SECURITY AGREEMENT

                                NOTES RECEIVABLE
                                ----------------

                                                                 SCHEDULE 2.1.11
                                                                   TO SUBSIDIARY
                                                              SECURITY AGREEMENT

                                   SECURITIES
                                   ----------

                                                               SCHEDULE 2.1.12.4
                                                                   TO SUBSIDIARY
                                                              SECURITY AGREEMENT

                          INTELLECTUAL PROPERTY RIGHTS
                          ----------------------------

                                                                 SCHEDULE 3.2 TO
                                                                      SUBSIDIARY
                                                              SECURITY AGREEMENT

                              LOCATIONS AND NAMES
                              -------------------

Entity  Other Prior and Current   Corporate Office
        Trade or Legal Names      Chief Executive Office     Other Locations   Fed. Tax I.D. #
- ----------------------------------------------------------------------------------------------


                                                               SCHEDULE 2.1.12.2
                                                                   TO SUBSIDIARY
                                                              SECURITY AGREEMENT

                                DEPOSIT ACCOUNTS
                                ----------------

                                                               SCHEDULE 2.1.12.4
                                                                   TO SUBSIDIARY
                                                              SECURITY AGREEMENT

                                LEASED CONTRACTS
                                ----------------

                                                               SCHEDULE 2.1.12.4
                                                                   TO SUBSIDIARY
                                                              SECURITY AGREEMENT

                          INTELLECTUAL PROPERTY RIGHTS
                          ----------------------------

                                                                   SCHEDULE 3.11
                                                                   TO SUBSIDIARY
                                                              SECURITY AGREEMENT

                              LOCATION OF FIXTURES
                              --------------------

                                                                    EXHIBIT A TO
                                                                      SUBSIDIARY
                                                              SECURITY AGREEMENT

                          NOTICE OF SECURITY INTEREST
                           IN PATENTS AND TRADEMARKS
                           -------------------------

          NOTICE IS HEREBY GIVEN that the persons named on the signature pages of the Subsidiary Security Agreement (as defined below) (each, individually, a "GRANTOR" and all collectively, the "GRANTORS"), Casino America, Inc., a Delaware corporation ("CASINO AMERICA"), with an office located at 711 Washington Loop, Biloxi, Mississippi 39530, and Fleet National Bank (the "COLLATERAL AGENT"), with an office located at 777 Main Street, Hartford, Connecticut 06115, on behalf of itself, the Collateral Agent and the holders of certain Notes issued under an Indenture dated as of August ___, 1996 (collectively, the "SECURED PARTIES"), have entered into a Subsidiary Security Agreement dated as of August ___, 1996 (as amended from time to time, the "SUBSIDIARY SECURITY AGREEMENT").

          Pursuant to the Subsidiary Security Agreement, the undersigned Grantor has granted, conveyed, pledged, assigned and transferred to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, (a) the registered patents, applications for registration of patents, and licenses of registered patents listed in Schedule A hereto, and (b) the registered trademarks and service marks, applications for registration of trademarks and service marks, and licenses of registered trademarks and service marks listed in Schedule B hereto, together with the goodwill of the business symbolized thereby, to secure the payment, performance and observance of the Secured Obligations as defined in the Subsidiary Security Agreement.

          The Commissioner of Patents and Trademarks is requested to record this notice in its records

Dated:

                              [SUBSIDIARY GRANTOR],

                              a ___________________

                              By: ________________________________

                              Name: ______________________________

                              Title: _____________________________

                                   SCHEDULE A
                                       TO
             NOTICE OF SECURITY INTEREST IN PATENTS AND TRADEMARKS
                                      FROM
                              [SUBSIDIARY GRANTOR]


1.        Patents.

Patent         Registration No.     Registration Date

2.        Applications for Federal Registration of Patents.

Patent         Serial No.           Filing Date

                                   SCHEDULE B
                                       TO
                NOTICE OF SECURITY INTEREST IN PATENTS AND TRADE
                                      FROM
                              [SUBSIDIARY GRANTOR]


          1.   Federal Trademark and Service Mark Registrations.

Trademark/Service Mark    Registration No.    Registration Date

          2.  Trademark and Service Mark Applications for Federal Registration.

                   TRADEMARK/SERVICE MARK     SERIAL NO.